SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT


                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


                                   May 19, 2005
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)


                          JORDAN AMERICAN HOLDINGS, INC.
               ----------------------------------------------------
               Exact name of Registrant as Specified in its Charter


          Florida                  0-18974               65-0142815
---------------------------    ---------------   ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number



          2458 Old Dorsett Road, Suite 118, Maryland Heights, MO  63043
          -------------------------------------------------------------
           Address of Principal Executive Offices, Including Zip Code


                               (314) 514-2469
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







ITEM 4.01  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

     On March 15, 2005, the Jordan American Holdings, Inc. (the "Company") engaged Richey, May & Company, L.P. to serve as the Company's independent accountants. Spicer Jeffries LLP (formerly Spicer Jeffries & Co.) was dismissed as the Company's independent accountants. The change was made because the Company has not had an audit since the 2002 year end. The change of accountants was approved by the Company's Board of Directors.

     The report of Spicer Jeffries & Co. on the Company's consolidated financial statements for the years ended December 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that the opinion was qualified as to the Company's ability to continue as a going concern. During the years ended December 31, 2002 and 2002 and the subsequent periods preceding the decision to change independent accountants, there were no disagreements with Spicer Jefferies & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Spicer Jeffries & Co., would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

     During the fiscal years ended December 31, 2002 and 2001 and the subsequent periods prior to engaging Richey, May & Company, L.P., neither the Company nor anyone on its behalf consulted Richey, May & Company, L.P. regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided to the Company by Richey, May & Company, L.P..

     The Company provided a copy of the disclosures contained herein to Spicer Jeffries & Co. and requested that they provide a letter, addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein, and, if not, stating the respects in which it does not agree. That letter is filed herewith as Exhibit 16.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  EXHIBITS.

          16 - Letter from Spicer Jeffries LLP


                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JORDAN AMERICAN HOLDINGS, INC.



Dated:  August 10, 2005           By:/s/ Wallace Neal Jordan
                                     Wallace Neal Jordan, President


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